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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard J. DePiano, Chief Executive Officer of Escalon Medical Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report of Escalon Medical Corp. on Form 10-Q for the quarterly period ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

     (2) the information contained in such Report fairly presents in all material respects the financial condition and results of operations of Escalon Medical Corp.

Date: May 15, 2007


                                        /s/ Richard J. DePiano
                                        ----------------------------------------
                                        Richard J. DePiano
                                        President and Chief Executive Officer


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